UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K/A

Amendment No. 2

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 10, 2017

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri		63101-1826
(Address of Principal Executive Offices)		(ZIP Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

As previously announced, on April 13, 2016, Peabody Energy Corporation, a Delaware corporation (“Peabody”), and a majority of Peabody’s wholly owned domestic subsidiaries, as well as one international subsidiary in Gibraltar (collectively with Peabody, the “Debtors”), filed voluntary petitions (the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the U.S. Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Eastern District of Missouri (the “Bankruptcy Court”).

On March 17, 2017, the Bankruptcy Court entered an order confirming the Debtors’ Second Amended Joint Plan of Reorganization of Debtors and Debtors in Possession as Revised on March 15, 2017 (the “Plan”), which approved and confirmed the Plan. On April 3, 2017, the Debtors satisfied the conditions to effectiveness set forth in the Plan. As a result, the Plan became effective in accordance with its terms, and the Debtors emerged from their Chapter 11 Cases.

On April 11, 2017, Peabody filed a Current Report on Form 8-K (the “April 11 Form 8-K”) to provide, among other items, certain pro forma financial information with respect to its emergence from the Chapter 11 Cases. This Amendment No. 2 (this “Amendment No. 2”) amends the April 11 Form 8-K, as previously amended by Amendment No. 1 thereto (“Amendment No. 1”) filed with the Securities and Exchange Commission (the “Commission”) on May 26, 2017. Peabody is amending Item 9.01(d) (Exhibits) to provide revised pro forma financial information in response to comments of the Staff of the Division of Corporation Finance of the Commission.

Accordingly, Peabody is including with this Amendment No. 2 the following unaudited pro forma condensed consolidated financial data, which are attached as Exhibit 99.1 hereto and incorporated herein by reference:

•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2017;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2017;

•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2016; and

•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Data.

The revised Exhibit 99.1 attached hereto revises and replaces Exhibit 99.1 of Amendment No. 1 in its entirety. No modification or update is otherwise made to any other disclosures or exhibits in the April 11 Form 8-K, as amended by Amendment No. 1, nor does this Amendment No. 2 otherwise reflect any events occurring after the date of the April 11 Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934 and are intended to come within the safe harbor protection provided by those sections.

These forward-looking statements include statements that relate to the intent, beliefs, plans or expectations of Peabody or its management at the time of this Current Report, as well as any estimates or projections for the outcome of events that have not yet occurred at the time of this Current Report. All statements other than statements of historical fact are forward-looking statements. Forward-looking statements include expressions such as “believe” “anticipate,” “expect,” “estimate,” “intend,” “may,” “plan,” “predict,” “will” and similar terms and expressions. All forward-looking statements made by Peabody are predictions and not guarantees of future performance and are subject to various risks, uncertainties and factors relating to Peabody’s operations and business environment, all of which are difficult to predict and many of which are beyond Peabody’s control. These risks, uncertainties and factors could cause Peabody’s actual results to differ materially from those matters expressed in or implied by these forward-looking statements. Such factors include, but are not limited to: those described under the “Risk Factors” section and elsewhere in Peabody Energy’s most recently filed Annual Report on Form 10-K and Exhibit 99.2 of the April 11 Form 8-K, which are available on Peabody’s website at www.peabodyenergy.com and on the SEC’s website at www.sec.gov, such as unfavorable economic, financial and business conditions, as well as other risks and uncertainties. Factors that could affect Peabody’s results or an investment in its securities include, but are not limited to:

•	competition in the energy market and supply and demand for our products, including the impact of alternative energy sources, such as natural gas and renewables;

•	global steel demand and the downstream impact on metallurgical coal prices, and lower demand for our products by electric power generators;

•	customer procurement practices and contract duration;

•	the impact of weather and natural disasters on demand, production and transportation;

•	reductions and/or deferrals of purchases by major customers and our ability to renew sales contracts;

•	credit and performance risks associated with customers, suppliers, contract miners, co-shippers, and trading, bank and other financial counterparties;

•	geologic, equipment, permitting, site access, operational risks and new technologies related to mining;

•	transportation availability, performance and costs;

•	availability, timing of delivery and costs of key supplies, capital equipment or commodities such as diesel fuel, steel, explosives and tires;

•	impact of take-or-pay arrangements for rail and port commitments for the delivery of coal;

•	successful implementation of business strategies, including, without limitation, the actions we are implementing to improve our organization and respond to current conditions;

•	negotiation of labor contracts, employee relations and workforce availability, including, without limitation, attracting and retaining key personnel;

•	changes in post-retirement benefit and pension obligations and their related funding requirements;

•	replacement and development of coal reserves;

•	effects of changes in interest rates and currency exchange rates (primarily the Australian dollar);

•	our ability to successfully consummate acquisitions or divestitures, and the resulting effects thereof;

•	economic strength and political stability of countries in which we have operations or serve customers;

•

legislation, regulations and court decisions or other government actions, including, but not limited to, new environmental and mine safety requirements, changes in income tax regulations, sales-related royalties, or other regulatory taxes and changes in derivative laws and regulations;

•	our ability to obtain and renew permits necessary for our operations;

•

our ability to appropriately secure our requirements for reclamation, federal and state workers’ compensation, federal coal leases and other obligations related to our operations, including our ability to utilize self-bonding and/or successfully access the commercial surety bond market;

•	litigation or other dispute resolution, including, but not limited to, claims not yet asserted;

•	terrorist attacks or security threats, including, but not limited to, cybersecurity breaches;

•	impacts of pandemic illnesses;

•	any lack of an established market for certain of our securities, including our preferred stock, and potential dilution of our common stock due to future issuances of equity securities;

•	price volatility in our securities;

•	short-sales in our common stock;

•	any conflicts of interest between our significant shareholders and other holders of our capital stock;

•	our ability to generate sufficient cash to service all of our indebtedness;

•	our debt instruments and capital structure placing certain limits on our ability to pay dividends and repurchase common stock; and

•	our ability to comply with financial and other restrictive covenants in various agreements, including our debt instruments.

Forward-looking statements made by Peabody in this Current Report, or elsewhere, speak only as of the date on which the statements were made. New risks and uncertainties arise from time to time, and it is not possible for Peabody to predict all of these events or how they may affect it or its anticipated results. Peabody does not undertake any obligation to publicly update any forward-looking statements except as may be required by law. In light of these risks and uncertainties, readers should keep in mind that the events referenced by any forward-looking statements made in this Current Report may not occur and should not place undue reliance on any forward-looking statements.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

12.1

Computation of Ratio of Earnings to Fixed Charges for the three months ended March 31, 2017 and each of the years in the five-year period ended December 31, 2016 (previously filed as Exhibit 12.1 to the Current Report on Form 8-K/A filed with the Commission on May 26, 2017)

12.2

Unaudited Pro Forma Computation of Ratio of Earnings to Combined Fixed Charges and Preference Security Dividends (previously filed as Exhibit 12.2 to the Current Report on Form 8-K/A filed with the Commission on May 26, 2017)

99.1†	Unaudited Pro Forma Condensed Consolidated Financial Data

99.2

Certain updates to Risk Factors included in Item 1A. of Peabody’s Annual Report on Form 10-K as filed with the SEC on March 22, 2017 (previously filed as Exhibit 99.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 11, 2017)

†	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

June 20, 2017	By:	/s/ Amy B. Schwetz
	Name:	Amy B. Schwetz
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

12.1

Computation of Ratio of Earnings to Fixed Charges for the three months ended March 31, 2017 and each of the years in the five-year period ended December 31, 2016 (previously filed as Exhibit 12.1 to the Current Report on Form 8-K/A filed with the Commission on May 26, 2017)

12.2

Unaudited Pro Forma Computation of Ratio of Earnings to Combined Fixed Charges and Preference Security Dividends (previously filed as Exhibit 12.2 to the Current Report on Form 8-K/A filed with the Commission on May 26, 2017)

99.1†	Unaudited Pro Forma Condensed Consolidated Financial Data

99.2

Certain updates to Risk Factors included in Item 1A. of Peabody’s Annual Report on Form 10-K as filed with the SEC on March 22, 2017 (previously filed as Exhibit 99.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 11, 2017)

†	Filed herewith